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                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Agreement") is entered into as of January 31, 2006, among DEX MEDIA, INC. (the "Parent") and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank) in its capacity as administrative agent (the "Administrative Agent") for the lenders party to the Existing Credit Agreement (as defined below).

     WHEREAS, the Parent and the Administrative Agent have entered into that certain Agreement dated as of September 9, 2003 (the "Parent Agreement"), in connection with the Credit Agreement dated as of September 9, 2003, as amended (the "Existing Credit Agreement"), among the Parent, Dex Media West, Inc., a Delaware corporation, Dex Media West, LLC, as borrower, the lenders party thereto and the Administrative Agent; and

     WHEREAS, the parties hereto desire to terminate their rights and obligations with respect to the Parent Agreement as of the date hereof;

     NOW, THEREFORE, in consideration of the foregoing premises, the covenants and representations set forth herein, and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   TERMINATION

          1.1 Termination of the Parent Agreement. Effective as of the date hereof, the parties hereto agree that, notwithstanding anything to the contrary contained therein and with no further action on the part of any party hereto or thereto, the Parent Agreement shall terminate and none of the parties hereto or thereto shall have any further liability or obligation with respect thereto or the subject matter thereof whether arising prior to, on or after the date hereof.

          1.2 Release. Effective as of the date hereof, each party hereto (each, a "Releasing Party") hereby unconditionally and irrevocably releases any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, in law, equity or otherwise, whether known or unknown, discovered or discoverable, concealed, or asserted or could have been asserted, that such Releasing Party may have against each other party hereto (each other party, a "Released Party"), including all past and present officers, directors, partners, agents, employees, counsel, financial advisors and professionals of such Released Party, arising from or relating in any way to the Parent Agreement or any of the subject matter thereof, prior to, up to and including the date hereof.

                                   ARTICLE II

                                  MISCELLANEOUS

          2.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns.

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          2.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

          2.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          2.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          2.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall be binding upon the parties hereto upon their execution of this Agreement.

                           [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first written above.

                                        DEX MEDIA, INC.


                                        By: /s/ Robert J. Bush
                                            ------------------------------------
                                        Name: Robert J. Bush
                                        Title: Vice President & Secretary


                                        JPMORGAN CHASE BANK, N.A.,
                                        as Administrative Agent


                                        By: /s/ Peter B. Thauer
                                            ------------------------------------
                                        Name: Peter B. Thauer
                                        Title: Vice President

                     Signature Page to Termination Agreement